UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)  March 31,  2005

                                 PIZZA INN, INC.
             (Exact name of registrant as specified in its charter)

          MISSOURI                    0-12919               47-0654575
   (State or other jurisdiction of incorporation) (Commission File Number) (IRS
                          Employer Identification No.)

                 3551 PLANO PARKWAY, THE COLONY, TEXAS     75056
          (Address of principal executive offices)          (Zip Code)

Registrant's  telephone  number,  including  area  code  (469)  384-5000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.

     On March 31, 2005 Pizza Inn, Inc. entered into an Employment Agreement with Timothy P. Taft, Pizza Inn's newly appointed President and Chief Executive Officer. The Employment Agreement is furnished as Exhibit 10.1 to this report and incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      Pizza Inn, Inc. has appointed Timothy P. Taft as President and Chief Executive Officer effective as of March 31, 2005. Mr. Taft, 46, had previously served in a variety of capacities with Whataburger, Inc., most recently as President and Chief Operating Officer.

ITEM  7.01     REGULATION  FD  DISCLOSURE.

     Pizza Inn, Inc. elects to disclose the information in the press release furnished as Exhibit 99.1 to this report and incorporated herein by reference through Form 8-K pursuant to Regulation FD.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (C)     EXHIBITS.


EXHIBIT NO.     DESCRIPTION OF EXHIBIT
----------     ----------------------
10.1     Employment  Agreement  dated  March  31,  2005  (furnished herewith and
----     incorporated  herein  by  reference)

99.1 Press Release dated March 31, 2005 (furnished herewith and incorporated ---- herein by reference)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Pizza  Inn,  Inc.

Date:  April  1,  2005                    By: /s/ Shawn M. Preator
                                          Name:   Shawn M. Preator
                                          Title:  Chief Financial Officer